UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2024

NATURE’S MIRACLE HOLDING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41977	88-3986430
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

858 N Central Ave Upland, CA	91786
(Address of registrant’s principal executive office)	(Zip code)

(949) 798-6260

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NMHI	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock, at an exercise price of $11.50 per share	NMHIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 1, 2024, Nature’s Miracle Holding Inc. (the “Company”) and Darin Carpenter entered into the Mutual Termination of Employment Agreement and Intent to Transition to Project-Based Work (the “Agreement”), in which it was agreed that Mr. Carpenter shall resign from his position as Chief Operating Officer of the Company effective as of July 31, 2024. Pursuant to the Agreement, the Company and Mr. Carpenter agreed that Mr. Carpenter will provide services as a consultant to the Company on a per project basis as needed. In addition, the Company agreed to fully vest 100,013 shares of common stock that was issuable to Mr. Carpenter pursuant to the Employment Agreement dated as of September 17, 2023, by and between the Company and Mr. Carpenter.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, such document attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 1.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Mutual Termination of Employment Agreement and Intent to Transition to Project-Based Work dated as of August 1, 2024, by and between Nature’s Miracle Holding Inc. and Darin Carpenter.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2024

NATURE’S MIRACLE HOLDING INC.

By:	/s/ Tie (James) Li
Name:	Tie (James) Li
Title:	Chief Executive Officer

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